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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):         June 26, 2002
                                                 -------------------------------



                            NOBLE INTERNATIONAL, LTD.
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             (Exact name of registrant as specified in its charter)


       Delaware                       001-13581                    38-3139487
---------------------          -----------------------    ---------------------------
(State or other jurisdiction   (Commission File Number)   (IRS Employer Identification No.)
of incorporation)
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                  28213 Van Dyke Avenue, Warren, Michigan 48093
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:     (586) 751-5600
                                                    ----------------------




                    20101 Hoover Rd, Detroit, Michigan 48205
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         (Former name or former address, if changed since last report)


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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  2.1      Company press release dated June 25, 2002.



ITEM 9.   REGULATION FD DISCLOSURE

         The Company affirmed its earnings estimate for 2002 and issued clarification of its earning estimate based upon the potential effect of its proposed offering.


                                       2
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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NOBLE INTERNATIONAL, LTD.,
                                       a Delaware corporation
                                       (Registrant)


Date: June 26, 2002                    By:/s/ Michael C. Azar
                                          -----------------------------
                                          Michael C. Azar
                                          Secretary and General Counsel


                                       3



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                                 EXHIBIT INDEX

Exhibit No.                           Exhibit Description
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   2.1                                Company press release dated June 25, 2002